EXHIBIT 99.1

For Immediate Release

First Hawaiian, Inc. Reports Second Quarter 2023 Financial Results and Declares Dividend

HONOLULU, Hawaii July 28, 2023--(Globe Newswire)--First Hawaiian, Inc. (NASDAQ:FHB), (“First Hawaiian” or the “Company”) today reported financial results for its quarter ended June 30, 2023.

“I’m pleased to report that we had a solid second quarter in spite of a challenging interest rate environment,” said Bob Harrison, Chairman, President and CEO. “We grew loans and capital, credit quality remains excellent, and our profitability measures continue to be strong.”

On July 19, 2023, the Company’s Board of Directors declared a quarterly cash dividend of $0.26 per share. The dividend will be payable on September 1, 2023, to stockholders of record at the close of business on August 21, 2023.

Second Quarter 2023 Highlights:

●	Net income of $62.4 million, or $0.49 per diluted share
●	Total loans and leases increased $141.6 million versus prior quarter
●	Total deposits decreased $203.3 million versus prior quarter
●	Net interest margin decreased 20 basis points to 2.91%
●	Recorded a $5.0 million provision for credit losses
●	Board of Directors declared a quarterly dividend of $0.26 per share

Balance Sheet

Total assets were $24.5 billion as of June 30, 2023, compared to $24.9 billion as of March 31, 2023.

Gross loans and leases were $14.4 billion as of June 30, 2023, an increase of $141.6 million, or 1.0%, from $14.2 billion as of March 31, 2023.

Total deposits were $21.1 billion as of June 30, 2023, a decrease of $203.3 million, or 1.0%, from $21.3 billion as of March 31, 2023.

Net Interest Income

Net interest income for the second quarter of 2023 was $159.9 million, a decrease of $7.3 million, or 4.4%, compared to $167.2 million for the prior quarter.

The net interest margin was 2.91% in the second quarter of 2023, a decrease of 20 basis points compared to 3.11% in the prior quarter.

Provision Expense

During the quarter ended June 30, 2023, we recorded a $5.0 million provision for credit losses. In the quarter ended March 31, 2023, we recorded a $8.8 million provision for credit losses.

Noninterest Income

Noninterest income was $47.3 million in the second quarter of 2023, a decrease of $1.7 million compared to noninterest income of $49.0 million in the prior quarter.

Noninterest Expense

Noninterest expense was $120.9 million in the second quarter of 2023, an increase of $2.3 million compared to noninterest expense of $118.6 million in the prior quarter.

The efficiency ratio was 58.0% and 54.5% for the quarters ended June 30, 2023 and March 31, 2023, respectively.

Taxes

The effective tax rate was 23.3% and 24.8% for the quarters ended June 30, 2023 and March 31, 2023, respectively.

Asset Quality

The allowance for credit losses was $148.6 million, or 1.03% of total loans and leases, as of June 30, 2023, compared to $147.1 million, or 1.03% of total loans and leases, as of March 31, 2023. The reserve for unfunded commitments was $36.2 million as of both June 30, 2023 and  March 31, 2023. Net charge-offs were $3.5 million, or 0.10% of average loans and leases on an annualized basis, for the quarter ended June 30, 2023, compared to net charge-offs of $3.2 million, or 0.09% of average loans and leases on an annualized basis, for the quarter ended March 31, 2023. Total non-performing assets were $13.2 million, or 0.09% of total loans and leases and other real estate owned, on June 30, 2023, compared to total non-performing assets of $13.8 million, or 0.10% of total loans and leases and other real estate owned, on March 31, 2023.

Capital

Total stockholders’ equity was $2.4 billion and $2.3 billion on June 30, 2023 and March 31, 2023, respectively.

The tier 1 leverage, common equity tier 1 and total capital ratios were 8.30%, 12.05%, and 13.17%, respectively, on June 30, 2023, compared with 8.26%, 11.97%, and 13.09%, respectively, on March 31, 2023.

The Company did not repurchase any shares in the second quarter.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ:FHB) is a bank holding company headquartered in Honolulu, Hawaii. Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services. Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

Conference Call Information

First Hawaiian will host a conference call to discuss the Company’s results today at 1:00 p.m. Eastern Time, 7:00 a.m. Hawaii Time.

To access the call by phone, please register via the following link:

https://register.vevent.com/register/BI348950fc095448439d48b25a0e9c5697, and you will be provided with dial in details. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time.

A live webcast of the conference call, including a slide presentation, will be available at the following link: www.fhb.com/earnings.  The archive of the webcast will be available at the same location.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance.  These statements are often, but not always, made through the use of words or phrases such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized” and “outlook”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature.  These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control.  Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there can be no assurance that actual results will not prove to be materially different from the results expressed or implied by the forward-looking statements.  A number of important factors could cause actual results or performance to differ materially from the forward-looking statements, including (without limitation) the risks and uncertainties associated with the domestic and global economic environment and capital market conditions and other risk factors.  For a discussion of some of these risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2022 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023.

Use of Non-GAAP Financial Measures

Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and capital adequacy as reported under GAAP and all other relevant information when assessing our performance and capital adequacy.

Table 14 at the end of this document provides a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures.

Investor Relations Contact:	Media Contact:
Kevin Haseyama, CFA	Lindsay Chambers
(808) 525-6268	(808) 525-6254
khaseyama@fhb.com	lchambers@fhb.com

Financial Highlights	Table 1
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share data)	2023	2023	2022	2023	2022
Operating Results:
Net interest income	$159,939	$167,247	$145,147	$327,186	$279,019
Provision for credit losses	5,000	8,800	1,000	13,800	(4,747)
Noninterest income	47,348	49,023	44,137	96,371	85,517
Noninterest expense	120,881	118,567	109,175	239,448	213,217
Net income	62,442	66,818	59,360	129,260	117,079
Basic earnings per share	0.49	0.52	0.46	1.01	0.92
Diluted earnings per share	0.49	0.52	0.46	1.01	0.91
Dividends declared per share	0.26	0.26	0.26	0.52	0.52
Dividend payout ratio	53.06%	50.00%	56.52%	51.49%	57.14%
Performance Ratios(1):
Net interest margin	2.91%	3.11%	2.60%	3.01%	2.51%
Efficiency ratio	57.96%	54.46%	57.33%	56.17%	58.15%
Return on average total assets	1.01%	1.10%	0.94%	1.06%	0.94%
Return on average tangible assets (non-GAAP)(2)	1.05%	1.15%	0.98%	1.10%	0.98%
Return on average total stockholders' equity	10.68%	11.78%	10.52%	11.23%	9.82%
Return on average tangible stockholders' equity (non-GAAP)(2)	18.57%	20.78%	18.79%	19.65%	16.76%
Average Balances:
Average loans and leases	$14,283,222	$14,079,337	$13,058,558	$14,181,842	$12,939,745
Average earning assets	22,186,316	21,873,259	22,520,605	22,030,652	22,492,066
Average assets	24,821,486	24,548,124	25,250,176	24,685,560	25,165,783
Average deposits	21,057,259	21,468,624	22,401,558	21,261,805	22,182,406
Average stockholders' equity	2,344,285	2,299,422	2,262,654	2,321,977	2,404,471
Market Value Per Share:
Closing	18.01	20.63	22.80	18.01	22.80
High	21.00	28.28	28.44	28.28	31.16
Low	15.08	19.68	21.49	15.08	21.49

	As of	As of	As of	As of
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands, except per share data)	2023	2023	2022	2022
Balance Sheet Data:
Loans and leases	$14,362,832	$14,221,272	$14,092,012	$13,262,781
Total assets	24,511,566	24,884,207	24,577,223	25,377,533
Total deposits	21,078,166	21,281,500	21,689,029	22,601,454
Short-term borrowings	—	250,000	75,000	—
Long-term borrowings	500,000	500,000	—	—
Total stockholders' equity	2,359,738	2,329,012	2,269,005	2,252,611

Per Share of Common Stock:
Book value	$18.49	$18.26	$17.82	$17.67
Tangible book value (non-GAAP)(2)	10.69	10.45	10.00	9.86

Asset Quality Ratios:
Non-accrual loans and leases / total loans and leases	0.09%	0.10%	0.08%	0.06%
Allowance for credit losses for loans and leases / total loans and leases	1.03%	1.03%	1.02%	1.12%

Capital Ratios:
Common Equity Tier 1 Capital Ratio	12.05%	11.97%	11.82%	11.98%
Tier 1 Capital Ratio	12.05%	11.97%	11.82%	11.98%
Total Capital Ratio	13.17%	13.09%	12.92%	13.14%
Tier 1 Leverage Ratio	8.30%	8.26%	8.11%	7.54%
Total stockholders' equity to total assets	9.63%	9.36%	9.23%	8.88%
Tangible stockholders' equity to tangible assets (non-GAAP)(2)	5.80%	5.58%	5.40%	5.16%

Non-Financial Data:
Number of branches	51	51	51	51
Number of ATMs	296	296	294	297
Number of Full-Time Equivalent Employees	2,126	2,100	2,063	2,021

(1)	Except for the efficiency ratio, amounts are annualized for the three and six months ended June 30, 2023 and 2022 and three months ended March 31, 2023.
(2)	Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our tangible book value per share as the ratio of tangible stockholders’ equity to outstanding shares. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. For a reconciliation to the most directly comparable GAAP financial measure, see Table 14, GAAP to Non-GAAP Reconciliation.

Consolidated Statements of Income	Table 2
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2023	2023	2022	2023	2022
Interest income
Loans and lease financing	$185,340	$172,339	$111,916	$357,679	$215,648
Available-for-sale investment securities	18,094	18,688	16,643	36,782	48,750
Held-to-maturity investment securities	18,282	18,957	18,289	37,239	18,289
Other	7,489	3,561	2,896	11,050	3,678
Total interest income	229,205	213,545	149,744	442,750	286,365
Interest expense
Deposits	58,071	43,284	4,597	101,355	7,346
Short-term and long-term borrowings	10,656	2,563	—	13,219	—
Other	539	451	—	990	—
Total interest expense	69,266	46,298	4,597	115,564	7,346
Net interest income	159,939	167,247	145,147	327,186	279,019
Provision for credit losses	5,000	8,800	1,000	13,800	(4,747)
Net interest income after provision for credit losses	154,939	158,447	144,147	313,386	283,766
Noninterest income
Service charges on deposit accounts	7,246	7,231	6,843	14,477	14,344
Credit and debit card fees	15,461	16,298	17,056	31,759	31,906
Other service charges and fees	9,056	9,162	9,018	18,218	18,672
Trust and investment services income	9,448	9,614	8,759	19,062	17,642
Bank-owned life insurance	3,271	5,120	(859)	8,391	(1,276)
Other	2,866	1,598	3,320	4,464	4,229
Total noninterest income	47,348	49,023	44,137	96,371	85,517
Noninterest expense
Salaries and employee benefits	57,904	56,032	49,902	113,936	98,128
Contracted services and professional fees	17,498	16,313	18,617	33,811	35,764
Occupancy	7,554	7,782	7,334	15,336	14,744
Equipment	11,000	9,736	7,754	20,736	13,731
Regulatory assessment and fees	3,676	3,836	2,301	7,512	4,525
Advertising and marketing	1,891	1,994	1,994	3,885	4,022
Card rewards program	7,681	8,085	7,285	15,766	14,168
Other	13,677	14,789	13,988	28,466	28,135
Total noninterest expense	120,881	118,567	109,175	239,448	213,217
Income before provision for income taxes	81,406	88,903	79,109	170,309	156,066
Provision for income taxes	18,964	22,085	19,749	41,049	38,987
Net income	$62,442	$66,818	$59,360	$129,260	$117,079
Basic earnings per share	$0.49	$0.52	$0.46	$1.01	$0.92
Diluted earnings per share	$0.49	$0.52	$0.46	$1.01	$0.91
Basic weighted-average outstanding shares	127,591,371	127,453,820	127,672,244	127,522,975	127,614,564
Diluted weighted-average outstanding shares	127,832,351	128,033,812	128,014,777	127,901,225	128,108,630

Consolidated Balance Sheets	Table 3
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands, except share amount)	2023	2023	2022	2022
Assets
Cash and due from banks	$318,333	$253,705	$297,502	$279,629
Interest-bearing deposits in other banks	239,798	611,887	229,122	1,254,047
Investment securities:
Available-for-sale, at fair value (amortized cost: $3,296,825 as of June 30, 2023, $3,427,708 as of March 31, 2023, $3,549,599 as of December 31, 2022 and $4,267,809 as of June 30, 2022)	2,909,372	3,054,280	3,151,133	3,967,746
Held-to-maturity, at amortized cost (fair value: $3,697,261 as of June 30, 2023, $3,824,478 as of March 31, 2023, $3,814,822 as of December 31, 2022 and $3,910,780 as of June 30, 2022)	4,180,408	4,261,361	4,320,639	4,093,215
Loans held for sale	—	—	—	180
Loans and leases	14,362,832	14,221,272	14,092,012	13,262,781
Less: allowance for credit losses	148,581	147,122	143,900	148,942
Net loans and leases	14,214,251	14,074,150	13,948,112	13,113,839

Premises and equipment, net	277,817	278,121	280,355	310,047
Other real estate owned and repossessed personal property	—	91	91	—
Accrued interest receivable	80,710	79,200	78,194	63,240
Bank-owned life insurance	476,177	473,255	473,067	470,542
Goodwill	995,492	995,492	995,492	995,492
Mortgage servicing rights	6,072	6,299	6,562	7,152
Other assets	813,136	796,366	796,954	822,404
Total assets	$24,511,566	$24,884,207	$24,577,223	$25,377,533
Liabilities and Stockholders' Equity
Deposits:
Interest-bearing	$12,911,539	$12,579,155	$12,824,383	$12,990,571
Noninterest-bearing	8,166,627	8,702,345	8,864,646	9,610,883
Total deposits	21,078,166	21,281,500	21,689,029	22,601,454
Short-term borrowings	—	250,000	75,000	—
Long-term borrowings	500,000	500,000	—	—
Retirement benefits payable	100,671	101,622	102,577	134,151
Other liabilities	472,991	422,073	441,612	389,317
Total liabilities	22,151,828	22,555,195	22,308,218	23,124,922

Stockholders' equity
Common stock ($0.01 par value; authorized 300,000,000 shares; issued/outstanding: 141,327,860 / 127,608,037 shares as of June 30, 2023, issued/outstanding: 141,291,086 / 127,573,680 shares as of March 31, 2023, issued/outstanding: 140,963,918 / 127,363,327 shares as of December 31, 2022 and issued/outstanding: 140,943,908 / 127,451,087 shares as of June 30, 2022)	1,413	1,413	1,410	1,409
Additional paid-in capital	2,543,226	2,540,653	2,538,336	2,533,407
Retained earnings	799,045	769,791	736,544	654,777
Accumulated other comprehensive loss, net	(612,736)	(611,679)	(639,254)	(571,457)
Treasury stock (13,719,823 shares as of June 30, 2023, 13,717,406 shares as of March 31, 2023, 13,600,591 shares as of December 31, 2022 and 13,492,821 shares as of June 30, 2022)	(371,210)	(371,166)	(368,031)	(365,525)
Total stockholders' equity	2,359,738	2,329,012	2,269,005	2,252,611
Total liabilities and stockholders' equity	$24,511,566	$24,884,207	$24,577,223	$25,377,533

Average Balances and Interest Rates									Table 4
	Three Months Ended			Three Months Ended			Three Months Ended
	June 30, 2023			March 31, 2023			June 30, 2022
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$569.3	$7.2	5.07%	$299.6	$3.4	4.60%	$1,297.3	$2.8	0.85%
Available-for-Sale Investment Securities
Taxable	2,978.6	18.0	2.42	3,081.4	18.4	2.39	3,946.4	16.6	1.68
Non-Taxable	5.8	0.1	5.74	31.1	0.4	5.55	8.4	0.1	5.26
Held-to-Maturity Investment Securities
Taxable	3,618.7	15.3	1.69	3,683.8	15.7	1.70	3,533.6	15.0	1.70
Non-Taxable	610.4	3.7	2.46	612.2	4.1	2.74	607.0	4.1	2.71
Total Investment Securities	7,213.5	37.1	2.06	7,408.5	38.6	2.09	8,095.4	35.8	1.77
Loans Held for Sale	0.5	—	5.87	0.1	—	5.53	0.3	—	5.06
Loans and Leases(1)
Commercial and industrial	2,265.7	36.2	6.41	2,192.9	32.4	5.98	1,951.3	15.0	3.09
Commercial real estate	4,183.6	64.9	6.22	4,105.7	58.3	5.76	3,808.9	30.7	3.23
Construction	874.3	15.2	6.96	873.9	14.7	6.83	711.3	6.3	3.57
Residential:
Residential mortgage	4,314.0	39.1	3.62	4,307.0	38.4	3.57	4,183.0	36.7	3.51
Home equity line	1,119.3	9.2	3.31	1,074.9	8.7	3.27	945.7	5.9	2.49
Consumer	1,196.6	17.7	5.92	1,213.5	17.2	5.75	1,218.0	15.5	5.09
Lease financing	329.7	3.6	4.43	311.4	3.1	4.10	240.4	2.1	3.53
Total Loans and Leases	14,283.2	185.9	5.22	14,079.3	172.8	4.96	13,058.6	112.2	3.44
Other Earning Assets	119.8	0.3	0.99	85.8	0.2	0.76	69.0	0.1	0.79
Total Earning Assets(2)	22,186.3	230.5	4.16	21,873.3	215.0	3.97	22,520.6	150.9	2.68
Cash and Due from Banks	257.9			286.1			300.8
Other Assets	2,377.3			2,388.7			2,428.8
Total Assets	$24,821.5			$24,548.1			$25,250.2

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,099.4	$16.1	1.05%	$6,354.3	$13.9	0.89%	6,971.3	$1.7	0.10%
Money Market	3,809.8	19.6	2.07	3,853.5	14.3	1.50	4,127.4	1.4	0.14
Time	2,877.8	22.4	3.12	2,515.6	15.1	2.44	1,671.4	1.5	0.36
Total Interest-Bearing Deposits	12,787.0	58.1	1.82	12,723.4	43.3	1.38	12,770.1	4.6	0.14
Federal Funds Purchased	2.9	—	5.00	67.1	0.7	4.43	—	—	—
Other Short-Term Borrowings	362.9	4.7	5.16	52.8	0.7	5.02	—	—	—
Long-Term Borrowings	500.0	6.0	4.78	105.5	1.2	4.52	—	—	—
Other Interest-Bearing Liabilities	54.0	0.5	4.00	42.8	0.4	4.27	—	—	—
Total Interest-Bearing Liabilities	13,706.8	69.3	2.03	12,991.6	46.3	1.45	12,770.1	4.6	0.14
Net Interest Income		$161.2			$168.7			$146.3
Interest Rate Spread			2.13%			2.52%			2.54%
Net Interest Margin			2.91%			3.11%			2.60%
Noninterest-Bearing Demand Deposits	8,270.3			8,745.2			9,631.4
Other Liabilities	500.1			511.9			586.0
Stockholders' Equity	2,344.3			2,299.4			2,262.7
Total Liabilities and Stockholders' Equity	$24,821.5			$24,548.1			$25,250.2

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $1.3 million, $1.4 million and $1.2 million for the three months ended June 30, 2023, March 31, 2023 and June 30, 2022, respectively.

Average Balances and Interest Rates						Table 5
	Six Months Ended			Six Months Ended
	June 30, 2023			June 30, 2022
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$435.2	$10.6	4.91%	$1,218.3	$3.3	0.55%
Available-for-Sale Investment Securities
Taxable	3,029.7	36.4	2.41	5,862.7	45.7	1.56
Non-Taxable	18.4	0.5	5.58	320.8	3.9	2.41
Held-to-Maturity Investment Securities
Taxable	3,651.1	30.9	1.70	1,776.6	15.0	1.69
Non-Taxable	611.3	7.9	2.60	305.2	4.1	2.71
Total Investment Securities	7,310.5	75.7	2.08	8,265.3	68.7	1.66
Loans Held for Sale	0.3	—	5.79	0.8	—	2.60
Loans and Leases(1)
Commercial and industrial	2,229.5	68.6	6.20	1,962.1	29.7	3.05
Commercial real estate	4,144.9	123.2	5.99	3,721.0	56.4	3.06
Construction	874.1	29.9	6.89	738.9	12.1	3.30
Residential:
Residential mortgage	4,310.5	77.5	3.59	4,147.2	71.5	3.45
Home equity line	1,097.2	17.9	3.29	918.8	11.3	2.48
Consumer	1,205.0	34.8	5.84	1,218.3	31.1	5.14
Lease financing	320.6	6.8	4.27	233.4	4.0	3.48
Total Loans and Leases	14,181.8	358.7	5.09	12,939.7	216.1	3.36
Other Earning Assets	102.9	0.5	0.90	68.0	0.4	1.05
Total Earning Assets(2)	22,030.7	445.5	4.07	22,492.1	288.5	2.58
Cash and Due from Banks	271.9			296.5
Other Assets	2,383.0			2,377.2
Total Assets	$24,685.6			$25,165.8

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,226.2	$30.0	0.97%	$6,820.7	$2.2	0.07%
Money Market	3,831.5	33.9	1.78	4,088.3	2.0	0.09
Time	2,697.7	37.5	2.80	1,709.8	3.2	0.38
Total Interest-Bearing Deposits	12,755.4	101.4	1.60	12,618.8	7.4	0.12
Federal Funds Purchased	34.8	0.8	4.45	—	—	—
Other Short-Term Borrowings	208.7	5.3	5.14	—	—	—
Long-Term Borrowings	303.8	7.1	4.73	—	—	—
Other Interest-Bearing Liabilities	48.5	1.0	4.12	—	—	—
Total Interest-Bearing Liabilities	13,351.2	115.6	1.75	12,618.8	7.4	0.12
Net Interest Income		$329.9			$281.1
Interest Rate Spread			2.32%			2.46%
Net Interest Margin			3.01%			2.51%
Noninterest-Bearing Demand Deposits	8,506.4			9,563.6
Other Liabilities	506.0			578.9
Stockholders' Equity	2,322.0			2,404.5
Total Liabilities and Stockholders' Equity	$24,685.6			$25,165.8

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $2.7 million and $2.1 million for the six months ended June 30, 2023 and 2022, respectively.

Analysis of Change in Net Interest Income			Table 6
	Three Months Ended June 30, 2023
	Compared to March 31, 2023
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$3.4	$0.4	$3.8
Available-for-Sale Investment Securities
Taxable	(0.6)	0.2	(0.4)
Non-Taxable	(0.3)	—	(0.3)
Held-to-Maturity Investment Securities
Taxable	(0.3)	(0.1)	(0.4)
Non-Taxable	—	(0.4)	(0.4)
Total Investment Securities	(1.2)	(0.3)	(1.5)
Loans and Leases
Commercial and industrial	1.2	2.6	3.8
Commercial real estate	1.3	5.3	6.6
Construction	—	0.5	0.5
Residential:
Residential mortgage	0.1	0.6	0.7
Home equity line	0.4	0.1	0.5
Consumer	(0.2)	0.7	0.5
Lease financing	0.2	0.3	0.5
Total Loans and Leases	3.0	10.1	13.1
Other Earning Assets	0.1	—	0.1
Total Change in Interest Income	5.3	10.2	15.5

Change in Interest Expense:
Interest-Bearing Deposits
Savings	(0.5)	2.7	2.2
Money Market	(0.2)	5.5	5.3
Time	2.5	4.8	7.3
Total Interest-Bearing Deposits	1.8	13.0	14.8
Federal Funds Purchased	(0.8)	0.1	(0.7)
Other Short-Term Borrowings	4.0	—	4.0
Long-Term Borrowings	4.7	0.1	4.8
Other Interest-Bearing Liabilities	0.1	—	0.1
Total Change in Interest Expense	9.8	13.2	23.0
Change in Net Interest Income	$(4.5)	$(3.0)	$(7.5)

Analysis of Change in Net Interest Income			Table 7
	Three Months Ended June 30, 2023
	Compared to June 30, 2022
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$(2.3)	$6.7	$4.4
Available-for-Sale Investment Securities
Taxable	(4.7)	6.1	1.4
Held-to-Maturity Investment Securities
Taxable	0.3	—	0.3
Non-Taxable	—	(0.4)	(0.4)
Total Investment Securities	(4.4)	5.7	1.3
Loans and Leases
Commercial and industrial	2.8	18.4	21.2
Commercial real estate	3.3	30.9	34.2
Construction	1.7	7.2	8.9
Residential:
Residential mortgage	1.2	1.2	2.4
Home equity line	1.2	2.1	3.3
Consumer	(0.3)	2.5	2.2
Lease financing	0.9	0.6	1.5
Total Loans and Leases	10.8	62.9	73.7
Other Earning Assets	0.1	0.1	0.2
Total Change in Interest Income	4.2	75.4	79.6

Change in Interest Expense:
Interest-Bearing Deposits
Savings	(0.2)	14.6	14.4
Money Market	(0.1)	18.3	18.2
Time	1.8	19.1	20.9
Total Interest-Bearing Deposits	1.5	52.0	53.5
Other Short-Term Borrowings	4.7	—	4.7
Long-Term Borrowings	6.0	—	6.0
Other Interest-Bearing Liabilities	0.5	—	0.5
Total Change in Interest Expense	12.7	52.0	64.7
Change in Net Interest Income	$(8.5)	$23.4	$14.9

Analysis of Change in Net Interest Income			Table 8
	Six Months Ended June 30, 2023
	Compared to June 30, 2022
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$(3.4)	$10.7	$7.3
Available-for-Sale Investment Securities
Taxable	(27.6)	18.3	(9.3)
Non-Taxable	(5.6)	2.2	(3.4)
Held-to-Maturity Investment Securities
Taxable	15.8	0.1	15.9
Non-Taxable	4.0	(0.2)	3.8
Total Investment Securities	(13.4)	20.4	7.0
Loans and Leases
Commercial and industrial	4.5	34.4	38.9
Commercial real estate	7.1	59.7	66.8
Construction	2.5	15.3	17.8
Residential:
Residential mortgage	3.0	3.0	6.0
Home equity line	2.5	4.1	6.6
Consumer	(0.4)	4.1	3.7
Lease financing	1.7	1.1	2.8
Total Loans and Leases	20.9	121.7	142.6
Other Earning Assets	0.2	(0.1)	0.1
Total Change in Interest Income	4.3	152.7	157.0

Change in Interest Expense:
Interest-Bearing Deposits
Savings	(0.2)	28.0	27.8
Money Market	(0.1)	32.0	31.9
Time	2.8	31.5	34.3
Total Interest-Bearing Deposits	2.5	91.5	94.0
Federal Funds Purchased	0.8	—	0.8
Other Short-Term Borrowings	5.3	—	5.3
Long-Term Borrowings	7.1	—	7.1
Other Interest-Bearing Liabilities	1.0	—	1.0
Total Change in Interest Expense	16.7	91.5	108.2
Change in Net Interest Income	$(12.4)	$61.2	$48.8

Loans and Leases				Table 9
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2023	2023	2022	2022
Commercial and industrial:
Commercial and industrial excluding Paycheck Protection Program loans	$2,175,841	$2,254,506	$2,217,604	$1,898,899
Paycheck Protection Program loans	11,990	13,826	18,293	43,233
Total commercial and industrial	2,187,831	2,268,332	2,235,897	1,942,132
Commercial real estate	4,290,948	4,106,200	4,132,309	3,956,828
Construction	913,837	913,959	844,643	727,771
Residential:
Residential mortgage	4,317,537	4,318,742	4,302,788	4,212,768
Home equity line	1,138,163	1,095,365	1,055,351	971,569
Total residential	5,455,700	5,414,107	5,358,139	5,184,337
Consumer	1,182,116	1,191,552	1,222,934	1,207,051
Lease financing	332,400	327,122	298,090	244,662
Total loans and leases	$14,362,832	$14,221,272	$14,092,012	$13,262,781

Deposits				Table 10
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2023	2023	2022	2022
Demand	$8,166,627	$8,702,345	$8,864,646	$9,610,883
Savings	5,835,975	6,173,398	6,382,910	7,243,185
Money Market	3,767,792	3,818,355	3,965,423	4,079,706
Time	3,307,772	2,587,402	2,476,050	1,667,680
Total Deposits	$21,078,166	$21,281,500	$21,689,029	$22,601,454

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More				Table 11
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2023	2023	2022	2022
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial Loans:
Commercial and industrial	$1,024	$1,158	$1,215	$682
Commercial real estate	—	727	727	727
Total Commercial Loans	1,024	1,885	1,942	1,409
Residential Loans:
Residential mortgage	6,097	6,896	6,166	6,450
Home equity line	6,107	4,903	3,797	—
Total Residential Loans	12,204	11,799	9,963	6,450
Total Non-Accrual Loans and Leases	13,228	13,684	11,905	7,859
Other Real Estate Owned	—	91	91	—
Total Non-Performing Assets	$13,228	$13,775	$11,996	$7,859

Accruing Loans and Leases Past Due 90 Days or More
Commercial Loans:
Commercial and industrial	$599	$461	$291	$2,230
Commercial real estate	619	1,346	—	176
Construction	—	102	—	352
Total Commercial Loans	1,218	1,909	291	2,758
Residential Loans:
Residential mortgage	58	58	58	750
Home equity line	—	—	—	1,039
Total Residential Loans	58	58	58	1,789
Consumer	1,975	2,502	2,885	1,218
Total Accruing Loans and Leases Past Due 90 Days or More	$3,251	$4,469	$3,234	$5,765

Total Loans and Leases	$14,362,832	$14,221,272	$14,092,012	$13,262,781

Allowance for Credit Losses and Reserve for Unfunded Commitments	Table 12
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
(dollars in thousands)	2023	2023	2022	2023	2022
Balance at Beginning of Period	$183,321	$177,735	$179,238	177,735	187,584
Loans and Leases Charged-Off
Commercial and industrial	(997)	(791)	(243)	(1,788)	(949)
Residential Loans:
Residential mortgage	—	(122)	—	(122)	—
Home equity line	(137)	(135)	(1,120)	(272)	(1,163)
Total Residential Loans	(137)	(257)	(1,120)	(394)	(1,163)
Consumer	(4,516)	(4,782)	(3,659)	(9,298)	(7,768)
Total Loans and Leases Charged-Off	(5,650)	(5,830)	(5,022)	(11,480)	(9,880)
Recoveries on Loans and Leases Previously Charged-Off
Commercial Loans:
Commercial and industrial	292	246	301	538	354
Commercial real estate	—	—	—	—	14
Lease financing	—	—	60	—	60
Total Commercial Loans	292	246	361	538	428
Residential Loans:
Residential mortgage	30	27	192	57	208
Home equity line	59	177	191	236	219
Total Residential Loans	89	204	383	293	427
Consumer	1,728	2,166	1,940	3,894	4,088
Total Recoveries on Loans and Leases Previously Charged-Off	2,109	2,616	2,684	4,725	4,943
Net Loans and Leases Charged-Off	(3,541)	(3,214)	(2,338)	(6,755)	(4,937)
Provision for Credit Losses	5,000	8,800	1,000	13,800	(4,747)
Balance at End of Period	$184,780	$183,321	$177,900	$184,780	$177,900
Components:
Allowance for Credit Losses	$148,581	$147,122	$148,942	$148,581	$148,942
Reserve for Unfunded Commitments	36,199	36,199	28,958	36,199	28,958
Total Allowance for Credit Losses and Reserve for Unfunded Commitments	$184,780	$183,321	$177,900	$184,780	$177,900
Average Loans and Leases Outstanding	$14,283,222	$14,079,337	$13,058,558	$14,181,842	$12,939,745
Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding(1)	0.10%	0.09%	0.07%	0.10%	0.08%
Ratio of Allowance for Credit Losses for Loans and Leases to Loans and Leases Outstanding	1.03%	1.03%	1.12%	1.03%	1.12%
Ratio of Allowance for Credit Losses for Loans and Leases to Non-accrual Loans and Leases	11.23x	10.75x	18.95x	11.23x	18.95x

(1)	Annualized for the three and six months ended June 30, 2023 and 2022 and three months ended March 31, 2023.

Loans and Leases by Year of Origination and Credit Quality Indicator									Table 13
								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
							Amortized	Amortized
(dollars in thousands)	2023	2022	2021	2020	2019	Prior	Cost Basis	Cost Basis	Total
Commercial Lending
Commercial and Industrial
Risk rating:
Pass	$33,877	$299,913	$385,159	$38,769	$157,794	$165,747	$952,182	$15,003	$2,048,444
Special Mention	103	31,193	154	849	2,397	1,481	2,967	186	39,330
Substandard	352	563	260	936	819	1,100	12,539	17	16,586
Other (1)	11,743	13,284	6,301	3,275	2,644	1,668	44,556	—	83,471
Total Commercial and Industrial	46,075	344,953	391,874	43,829	163,654	169,996	1,012,244	15,206	2,187,831
Current period gross charge-offs	72	60	9	28	92	1,527	—	—	1,788

Commercial Real Estate
Risk rating:
Pass	212,159	876,558	655,847	333,142	564,881	1,499,805	72,447	—	4,214,839
Special Mention	1,737	156	—	547	6,983	12,389	12,952	—	34,764
Substandard	—	5,141	—	171	—	35,883	2	—	41,197
Other (1)	—	—	—	—	—	148	—	—	148
Total Commercial Real Estate	213,896	881,855	655,847	333,860	571,864	1,548,225	85,401	—	4,290,948
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Construction
Risk rating:
Pass	77,826	182,679	365,959	76,728	61,906	82,554	6,562	—	854,214
Special Mention	—	—	—	—	205	—	—	—	205
Other (1)	6,601	26,882	15,766	3,261	2,136	4,067	705	—	59,418
Total Construction	84,427	209,561	381,725	79,989	64,247	86,621	7,267	—	913,837
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Lease Financing
Risk rating:
Pass	69,487	94,276	21,167	39,215	35,964	70,312	—	—	330,421
Special Mention	—	—	365	60	—	—	—	—	425
Substandard	—	—	—	171	7	1,376	—	—	1,554
Total Lease Financing	69,487	94,276	21,532	39,446	35,971	71,688	—	—	332,400
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Total Commercial Lending	$413,885	$1,530,645	$1,450,978	$497,124	$835,736	$1,876,530	$1,104,912	$15,206	$7,725,016
Current period gross charge-offs	$72	$60	$9	$28	$92	$1,527	$—	$—	$1,788

								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
(continued)							Amortized	Amortized
(dollars in thousands)	2023	2022	2021	2020	2019	Prior	Cost Basis	Cost Basis	Total
Residential Lending
Residential Mortgage
FICO:
740 and greater	$138,593	$530,776	$1,030,287	$544,330	$236,821	$1,036,361	$—	$—	$3,517,168
680 - 739	25,500	81,562	117,701	74,446	34,186	135,766	—	—	469,161
620 - 679	2,468	11,212	16,463	10,747	5,743	38,132	—	—	84,765
550 - 619	—	3,383	4,058	2,471	254	12,362	—	—	22,528
Less than 550	—	197	2,372	1,581	51	5,403	—	—	9,604
No Score (3)	6,075	19,497	12,552	6,378	9,837	56,201	—	—	110,540
Other (2)	9,916	18,075	17,857	12,952	8,915	28,438	7,618	—	103,771
Total Residential Mortgage	182,552	664,702	1,201,290	652,905	295,807	1,312,663	7,618	—	4,317,537
Current period gross charge-offs	—	—	—	—	—	122	—	—	122

Home Equity Line
FICO:
740 and greater	—	—	—	—	—	—	930,741	1,668	932,409
680 - 739	—	—	—	—	—	—	151,418	2,449	153,867
620 - 679	—	—	—	—	—	—	32,897	1,376	34,273
550 - 619	—	—	—	—	—	—	9,428	1,448	10,876
Less than 550	—	—	—	—	—	—	5,127	312	5,439
No Score (3)	—	—	—	—	—	—	1,299	—	1,299
Total Home Equity Line	—	—	—	—	—	—	1,130,910	7,253	1,138,163
Current period gross charge-offs	—	—	—	—	—	—	254	18	272

Total Residential Lending	$182,552	$664,702	$1,201,290	$652,905	$295,807	$1,312,663	$1,138,528	$7,253	$5,455,700
Current period gross charge-offs	$—	$—	$—	$—	$—	$122	$254	$18	$394

Consumer Lending
FICO:
740 and greater	70,561	153,960	93,788	45,022	34,093	19,410	117,437	140	534,411
680 - 739	44,064	84,900	49,136	23,895	19,424	11,352	72,327	431	305,529
620 - 679	14,643	37,576	19,488	9,771	11,007	8,482	33,692	941	135,600
550 - 619	2,255	10,974	8,135	5,608	6,314	5,207	11,730	748	50,971
Less than 550	418	4,358	4,478	2,695	2,975	2,765	4,247	560	22,496
No Score (3)	1,425	586	2	—	6	17	39,035	167	41,238
Other (2)	36	1,208	3,536	343	1,113	1	85,634	—	91,871
Total Consumer Lending	$133,402	$293,562	$178,563	$87,334	$74,932	$47,234	$364,102	$2,987	$1,182,116
Current period gross charge-offs	$58	$1,244	$1,260	$630	$1,239	$1,388	$3,131	$348	$9,298

Total Loans and Leases	$729,839	$2,488,909	$2,830,831	$1,237,363	$1,206,475	$3,236,427	$2,607,542	$25,446	$14,362,832
Current period gross charge-offs	$130	$1,304	$1,269	$658	$1,331	$3,037	$3,385	$366	$11,480

(1)	Other credit quality indicators used for monitoring purposes are primarily FICO scores. The majority of the loans in this population were originated to borrowers with a prime FICO score.
(2)	Other credit quality indicators used for monitoring purposes are primarily internal risk ratings. The majority of the loans in this population were graded with a “Pass” rating.
(3)	No FICO scores are primarily related to loans and leases extended to non-residents. Loans and leases of this nature are primarily secured by collateral and/or are closely monitored for performance.

GAAP to Non-GAAP Reconciliation	Table 14
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2023	2023	2022	2023	2022
Income Statement Data:
Net income	$62,442	$66,818	$59,360	$129,260	$117,079

Average total stockholders' equity	$2,344,285	$2,299,422	$2,262,654	$2,321,977	$2,404,471
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible stockholders' equity	$1,348,793	$1,303,930	$1,267,162	$1,326,485	$1,408,979

Average total assets	$24,821,486	$24,548,124	$25,250,176	$24,685,560	$25,165,783
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible assets	$23,825,994	$23,552,632	$24,254,684	$23,690,068	$24,170,291

Return on average total stockholders' equity(1)	10.68%	11.78%	10.52%	11.23%	9.82%
Return on average tangible stockholders' equity (non-GAAP)(1)	18.57%	20.78%	18.79%	19.65%	16.76%

Return on average total assets(1)	1.01%	1.10%	0.94%	1.06%	0.94%
Return on average tangible assets (non-GAAP)(1)	1.05%	1.15%	0.98%	1.10%	0.98%

	As of	As of	As of	As of
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands, except shares outstanding and per share amounts)	2023	2023	2022	2022
Balance Sheet Data:
Total stockholders' equity	$2,359,738	$2,329,012	$2,269,005	$2,252,611
Less: goodwill	995,492	995,492	995,492	995,492
Tangible stockholders' equity	$1,364,246	$1,333,520	$1,273,513	$1,257,119

Total assets	$24,511,566	$24,884,207	$24,577,223	$25,377,533
Less: goodwill	995,492	995,492	995,492	995,492
Tangible assets	$23,516,074	$23,888,715	$23,581,731	$24,382,041

Shares outstanding	127,608,037	127,573,680	127,363,327	127,451,087

Total stockholders' equity to total assets	9.63%	9.36%	9.23%	8.88%
Tangible stockholders' equity to tangible assets (non-GAAP)	5.80%	5.58%	5.40%	5.16%

Book value per share	$18.49	$18.26	$17.82	$17.67
Tangible book value per share (non-GAAP)	$10.69	$10.45	$10.00	$9.86

(1)	Annualized for the three and six months ended June 30, 2023 and 2022 and three months ended March 31, 2023.